UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21457

Name of Fund:   BlackRock Bond Allocation Target Shares

Series C Portfolio

Series M Portfolio

Series S Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  Donald C. Burke, Chief Executive Officer, BlackRock Bond

    Allocation Target Shares, 800 Scudders Mill Road, Plainsboro, NJ, 08536.  Mailing address:  P.O.

    Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 09/30/2008

Date of reporting period: 10/01/2007 – 09/30/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Blackrock Bond Allocation Target Shares

ANNUAL REPORT | SEPTEMBER 30, 2008

Series S Portfolio

Series C Portfolio

Series M Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	SEPTEMBER 30, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines related to the housing market turmoil, volatile energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone in September as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has taken decisive action to restore liquidity and bolster financial market stability. Key moves included slashing the target federal funds rate 275 basis points (2.75%) between October 2007 and April 2008 and providing massive cash injections and lending programs. As the credit crisis took an extreme turn for the worse, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in early October in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility and generally posted losses for the current reporting period, with small-cap stocks faring noticeably better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities – a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) amid an ongoing flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.85% by period-end as the financial market contagion widened. Tax-exempt issues underperformed overall, as problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets led to considerable weakness in the high yield sector.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses over the six- and 12-month reporting periods:

Total Returns as of September 30, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(10.87)%	(21.98)%
Small cap U.S. equities (Russell 2000 Index)	(0.54)%	(14.48)%
International equities (MSCI Europe, Australasia, Far East Index)	(22.35)%	(30.50)%
Fixed income (Barclays Capital U.S. Aggregate Index)*	(1.50)%	3.65%
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)*	(2.59)%	(1.87)%
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index)*	(6.77)%	(10.51)%

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary	Series S Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s total return underperformed its benchmark for the 12-month period. (The Merrill Lynch 1-3 Year Treasury Index is the de facto benchmark used for reporting purposes. Because an investment in the Bond Allocation Target Shares (“BATS”) Series S Portfolio represents only a portion of a client’s investment in a broader short duration account, comparisons of the Portfolio’s performance to that of the benchmark typically will not be meaningful. The Portfolio is part of a broader strategy.)

What factors influenced performance?

•

Events experienced over the past 12 months in the financial markets have been unprecedented, fueling extreme levels of volatility and technical dislocation. This was exacerbated in the final three months of the annual period, as a lethal combination of deteriorating economic fundamentals and deleveraging of balance sheets brought further declines in the prices of securitized assets. Spread sectors – including mortgage-backed securities (MBS), commercial MBS (CMBS), investment-grade corporate bonds, asset-backed securities (ABS) and U.S. agency issues – significantly underperformed, losing ground as investors fled to the perceived safety of U.S. Treasury issues.

•

The benchmark Merrill Lynch 1-3 Year Treasury Index is a 100% Treasury index, whereas the Portfolio has the ability to invest in spread assets in an effort to achieve yields above those offered by Treasuries alone. In the prevailing macro environment, the Portfolio’s exposure to spread product detracted from performance amid a massive investor flight to quality over the year. On the positive side, the Portfolio’s bias toward a steepening yield curve benefited performance, as short-term rates fell and the curve steepened.

Describe recent Portfolio activity.

•

Throughout the annual period, we continued to emphasize high-quality, short-duration assets, with a focus on agency fixed-rate MBS, as well as CMBS. We have had marginal exposure to high-quality corporate bonds, and have been reducing this allocation over the past several months.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio was positioned primarily in high-quality spread assets, such as MBS, CMBS and ABS, with only a slight exposure to corporate credit. The Portfolio was modestly long duration relative to the benchmark, with a bias towards a steepening yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Sector Allocation	Percent of Long-Term Investments
Collateralized Mortgage Obligations	39%
Commercial Mortgage Backed Securities	21
Asset Backed Securities	19
Mortgage Pass-Throughs	14
U.S. Government & Agency Obligations	7

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA	99%
Unrated	1

1	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

Although the sector and credit quality allocations listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

4	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	The Portfolio is non-diversified and is available solely to wrap-fee clients or other managed accounts from whom BlackRock has a short duration fixed income mandate.

2	An unmanaged index comprised of treasury securities with maturities from 1 to 2.99 years.

3	Commencement of operations.

Performance Summary for the Period Ended September 30, 2008

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year	From Inception[5]
Series S Portfolio	0.76%	3.98%	3.84%
Merrill Lynch 1-3 Year Treasury Index	0.82	6.27	4.18

4	See “About Portfolios’ Performance” on page 10 for a detailed description of performance related information.

5	The Portfolio commenced operations on 10/1/04.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]
Series S Portfolio	$1,000.00	$1,007.57	$—	$1,000.00	$1,025.00	$—

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

7	For shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has agreed irrevocably to waive all fees and reimburse all expenses, except extraordinary expenses and interest expense, incurred by the Portfolio.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	5

Portfolio Summary	Series C Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s total return underperformed its benchmark for the 12-month period. (The Barclays Capital U.S. Credit Index (formerly a Lehman Brothers Index) is the de facto benchmark used for reporting purposes. Because an investment in the BATS Series C Portfolio represents only a portion of a client’s investment in a broader fixed income account, comparisons of the Portfolio’s performance to that of the benchmark typically will not be meaningful. The Portfolio is part of a broader strategy.)

What factors influenced performance?

•

Events experienced over the past 12 months in the financial markets have been unprecedented, fueling extreme levels of volatility and technical dislocation. This was exacerbated in the final three months of the annual period, as a lethal combination of deteriorating economic fundamentals and deleveraging of balance sheets brought further declines in the prices of spread assets. Credit spreads widened dramatically in September, in particular, as we witnessed the conservatorship of Fannie Mae (FNMA) and Freddie Mac (FHLMC), the bankruptcy of Lehman Brothers, the U.S. government rescue of AIG, a seizure in short-term funding markets, and numerous consolidations within the financial sector, both in the U.S. and Europe. Liquidity was scarce and new issuance was practically non-existent as the market succumbed to these extraordinary pressures.

•

Spreads widened sharply across fixed income sectors, as investors poured assets into U.S. Treasury securities on a continued flight to quality. Within credit, the financials subsector was hit the hardest in this environment. Consequently, the Portfolio’s overweight exposure to financials and industrials hampered performance, with the overweight to financials being the largest detractor.

Describe recent Portfolio activity.

•

During the 12 months, the Portfolio was primarily invested in investment-grade corporate credit, with a small allocation to high yield credit. As the period progressed, we utilized cash in the Portfolio to invest as we uncovered select opportunities. However, we remained cautious in our approach.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio was fully invested in the investment-grade corporate market, as we expect spreads to normalize over the intermediate term. From a sector perspective, the Portfolio was overweight financials and industrials, and underweight utilities and non-corporate sectors. We continue to favor institutions that have been identified by the government as systemically important.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Sector Allocation	Percent of Long-Term Investments
Corporate Bonds	94%
Trust Preferred	6

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA	4%
AA	32
A	38
BBB	25
Unrated	1

1	Using the higher of S&P’s or Moody’s ratings.

Although the sector and credit quality allocations listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

6	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	The Portfolio is non-diversified and is available solely to wrap-fee clients or other managed accounts from whom BlackRock has a core and/or core PLUS fixed income mandate, including corporate securities exposure.

2	An unmanaged index that includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

3	Commencement of operations.

Performance Summary for the Period Ended September 30, 2008

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year	From Inception[5]
Series C Portfolio	(10.23)%	(8.02)%	0.91%
Barclays Capital U.S. Credit Index	(7.23)	(4.79)	1.33

4	See “About Portfolios’ Performance” on page 10 for a detailed description of performance related information.

5	The Portfolio commenced operations on 10/1/04.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]
Series C Portfolio	$1,000.00	$897.69	$2.13	$1,000.00	$1,022.72	$2.28

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

7	For shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has agreed irrevocably to waive all fees and reimburse all expenses, except extraordinary expenses and interest expense, incurred by the Portfolio.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	7

Portfolio Summary	Series M Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s total return underperformed its benchmark for the 12-month period. (The Barclays Capital MBS Index (formerly a Lehman Brothers Index) is the de facto benchmark used for reporting purposes. Because an investment in the BATS Series M Portfolio represents only a portion of a client’s investment in a broader fixed income account, comparisons of the Portfolio’s performance to that of the benchmark typically will not be meaningful. The Portfolio is part of a broader strategy.)

What factors influenced performance?

•

Events experienced over the past 12 months in the financial markets have been unprecedented, fueling extreme levels of volatility and technical dislocation. This was exacerbated in the final three months of the annual period, as a lethal combination of deteriorating economic fundamentals and deleveraging of balance sheets brought further declines in the prices of securitized assets. Spread sectors – including mortgage-backed securities (MBS), commercial MBS (CMBS), investment-grade corporate bonds, asset-backed securities (ABS) and U.S. agency issues – significantly underperformed, losing ground as investors fled to the perceived safety of U.S. Treasury issues.

•

In this environment, the Portfolio’s relative performance suffered, given our focus on mortgage-related products (MBS and CMBS) and ABS. Conversely, the Portfolio’s bias toward a steepening yield curve was beneficial, as concerns in the financial markets prompted a flight to quality characterized by strong demand for shorter-term government debt.

Describe recent Portfolio activity.

•

During the 12 months, we reduced the Portfolio’s exposure to fixed-rate MBS, selling into strength experienced in early January. We subsequently increased our allocations to short-dated CMBS and ABS. We maintained exposure to 15- and 30-year mortgages, with a bias toward higher-coupon mortgage issues. We also maintained small, non-indexed positions in collateralized mortgage obligations (CMOs) and ABS, while adding to CMBS holdings.

Describe Portfolio positioning at period-end.

•

While the markets remain volatile and liquidity is almost non-existent, the Federal Reserve and U.S. government have stepped in with tremendous efforts to help ease the strain on the banking system and mortgage market. We continue to look favorably upon the agency subsector of the U.S. mortgage market given their government guarantee, attractive current valuations and their liquidity, which is better relative to most other sectors.

•

At period-end, the Portfolio was positioned in high-quality MBS, CMBS and ABS. We believe that as stability returns to the financial markets, spreads on high-quality mortgage and commercial mortgage bonds should gradually begin to recover.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Sector Allocation	Percent of Long-Term Investments
Commercial Mortgage Backed Securities	71%
Asset Backed Securities	18
Collateralized Mortgage Obligations	7
U.S. Government & Agency Obligations	4

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA	100%

1	Using the higher of S&P’s or Moody’s ratings.

Although the sector and credit quality allocations listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

8	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	The Portfolio is non-diversified and is available solely to wrap-fee clients or other managed accounts from whom BlackRock has a core and/or core PLUS fixed income mandate, including mortgage securities exposure.

2	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

3	Commencement of operations.

Performance Summary for the Period Ended September 30, 2008

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year	From Inception[5]
Series M Portfolio	(3.12)%	1.12%	3.22%
Barclays Capital MBS Index	1.37	7.02	4.96

4	See “About Portfolios’ Performance” on page 10 for a detailed description of performance related information.

5	The Portfolio commenced operations on 10/1/04.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]
Series M Portfolio	$1,000.00	$968.78	$—	$1,000.00	$1,025.00	$—

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

7	For shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has agreed irrevocably to waive all fees and reimburse all expenses, except extraordinary expenses and interest expense, incurred by the Portfolio.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	9

About Portfolios’ Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous pages assumes reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were not such waivers and reimbursements.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including administration fees and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolios and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	Series S Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Trust Preferred
Finance — 0.1%
Goldman Sachs Capital Trust III, Capital Security,
3.58%(a)(b)(c)	$175	$61,840

U.S. Government & Agency Obligations
Federal Home Loan Bank Bonds,
3.50%, 7/16/10	400	401,275
U.S. Treasury Notes,
2.00%, 2/28/10	1,200	1,200,937
3.38%, 7/31/13(b)	900	916,383

Total U.S. Government & Agency Obligations — 4.2%		2,518,595

Mortgage Pass-Throughs
Federal Home Loan Mortgage Corp. 1 Year CMT,
5.04%, 12/01/35(a)	847	860,497
Federal Home Loan Mortgage Corp. 12 Month LIBOR,
4.45%, 7/01/34(a)	31	31,426
Federal Home Loan Mortgage Corp. ARM,
4.40%, 6/01/33(a)	281	282,147
4.74%, 4/01/35(a)	542	545,437
4.72%, 8/01/35(a)	630	635,855
6.03%, 11/01/36(a)	965	989,377
Federal National Mortgage Assoc. 12 Month LIBOR,
4.28%, 1/01/34(a)	236	237,555
4.87%, 6/01/35(a)	204	204,969
5.34%, 10/01/35(a)	539	541,269
Government National Mortgage Assoc. II ARM,
4.75%, 10/20/34-11/20/34(a)	372	374,695

Total Mortgage Pass-Throughs — 7.9%		4,703,227

Collateralized Mortgage Obligations
Banc of America Funding Corp., Series 04-C, Class 4A1,
3.52%, 12/20/34(a)	28	19,386
Banc of America Mortgage Securities, Series 04-A, Class 2A2,
4.10%, 2/25/34(a)	450	414,010
Bear Stearns Mortgage Trust, Series 04-13, Class A1,
3.58%, 11/25/34(a)	18	11,676
Bear Stearns Mortgage Trust, Series 04-7, Class 4A,
5.03%, 10/25/34(a)	232	167,428
Countrywide Alternative Loan Trust, Series 05-28CB, Class 1A5,
5.50%, 8/25/35	53	45,682
Countrywide Home Loans, Series 04-HYB1, Class 2A,
4.22%, 5/20/34(a)	461	450,918
Federal Home Loan Mortgage Corp., Series 3128, Class BA,
5.00%, 1/15/24	568	570,896
Federal Home Loan Mortgage Corp., Series 3162, Class 0A,
6.00%, 10/15/26	607	617,454
Federal Home Loan Mortgage Corp., Series 3165, Class NA,
5.50%, 2/15/26	305	310,661
Federal Home Loan Mortgage Corp., Series 3280, Class MA,
5.50%, 5/15/26(b)	2,739	2,792,441
Federal National Mortgage Assoc., Series 03-67, Class GL,
3.00%, 1/25/25	392	391,030
Federal National Mortgage Assoc., Series 05, Class PA,
5.50%, 9/25/24	196	196,990
Federal National Mortgage Assoc., Series 05-48, Class OH,
5.00%, 7/25/26	188	188,916
Federal National Mortgage Assoc., Series 05-57, Class PA,
5.50%, 5/25/27	340	344,674
Federal National Mortgage Assoc., Series 05-63, Class PA,
5.50%, 10/25/24	345	347,024
Federal National Mortgage Assoc., Series 06, Class JA,
5.50%, 5/25/20	421	424,102
Federal National Mortgage Assoc., Series 06-54, Class OA,
6.00%, 3/25/27	617	627,272
Federal National Mortgage Assoc., Series 06-99, Class PA,
5.50%, 5/25/30	1,282	1,309,845
Federal National Mortgage Assoc., Series 3186, Class NA,
6.00%, 7/15/27	629	641,781
First Horizon Commercial Mortgage Trust, Series 03-AR4, Class 2A1,
4.38%, 12/25/33(a)	170	159,564
First Horizon Mortgage Pass-Through Trust, Series 04-AR6, Class 2A1,
4.75%, 12/25/34(a)	412	363,073
Goldman Sachs Residential Mortgage Loan Trust, Series 05, Class 1A1,
5.31%, 10/25/35(a)	165	128,685
JPMorgan Mortgage Trust, Series 06-A2, Class 5A3,
4.33%, 11/25/33(a)	330	315,023

Portfolios Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names of many of the securities have been abbreviated according to the list on the right.	ARM CMT LIBOR	Adjustable Rate Mortgage Constant Maturity Treasury Rate London InterBank Offered Rate	REIT TBA	Real Estate Investment Trust To Be Announced

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	11

Schedule of Investments (continued)	Series S Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value

Collateralized Mortgage Obligations
JPMorgan Mortgage Trust, Series 07-A1, Class 4A1,
4.07%, 7/25/35(a)	$811	$742,089
Structured Mortgage ARM Loan Trust, Series 04-6, Class 4A1,
4.84%, 6/25/34(a)	443	373,932
Thornburg Mortgage Securities Trust, Series 05-4, Class A4,
3.41%, 12/25/45(a)	327	325,687
Wells Fargo Mortgage Backed Securities Trust, Series 04-EE, Class 2A1,
4.11%, 12/25/34(a)	664	613,810
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR2, Class 2A1,
4.55%, 3/25/35(a)	588	508,747

Total Collateralized Mortgage Obligations — 22.4%		13,402,796

Commercial Mortgage Backed Securities
ARM Trust, Series 05-9, Class 5A1,
3.48%, 11/25/35(a)	31	19,062
Banc of America Commercial Mortgage, Inc., Series 02-PB2, Class A4,
6.19%, 6/11/35	400	399,312
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2,
7.32%, 10/15/32	500	507,822
Chase Manhattan Bank-First Union National Bank, Series 99-1, Class A2,
7.44%, 8/15/31	640	643,785
Commercial Mortgage Asset Trust, Series 99-C1, Class A3,
6.64%, 1/17/32	192	192,421
Credit Suisse First Boston Mortgage Securities Corp., Series 02, Class A3,
5.60%, 7/15/35	250	242,241
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 99-CG3, Class A1B,
7.34%, 9/10/24	471	474,876
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 00-CKP1, Class A1B,
7.18%, 11/10/33	523	531,397
First Union National Bank Commercial Mortgage Trust, Series 00-C1, Class A2,
7.84%, 3/15/10	262	267,366
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99, Class A2,
6.18%, 5/15/33	111	111,154
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2,
7.72%, 3/15/33	214	217,100
Greenwich Capital Commercial Funding Corp., Series 02-C1, Class A2,
4.11%, 3/11/12	220	210,586
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIB2, Class A2,
6.24%, 10/15/10	164	164,370
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIB2, Class A3,
6.43%, 6/15/11	315	315,372
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2,
7.37%, 8/15/26	612	621,912
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-WM, Class A1,
6.16%, 7/14/16(d)	288	288,564
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C7, Class A2,
4.06%, 8/15/10(a)	509	498,465
Morgan Stanley Dean Witter Capital I, Inc., Series 01, Class A4,
6.39%, 7/15/33	263	262,810
Salomon Brothers Mortgage Securities VII, Series 99-C1, Class A2,
7.15%, 1/18/09(a)	7	6,822
Salomon Brothers Mortgage Securities VII, Series 00-C3, Class A2,
6.59%, 12/18/33	889	892,793
Salomon Brothers Mortgage Securities VII, Series 02-KEY2, Class A2,
4.47%, 3/18/36	97	92,702
TIAA Retail Commercial LLC, Series 01-C1A, Class A4,
6.68%, 6/19/31(a)(d)	291	291,359

Total Commercial Mortgage Backed Securities — 12.1%		7,252,291

Asset Backed Securities
Bank of America Credit Card Trust, Series 08-A9, Class A9,
4.07%, 7/15/12	350	347,406
Carrington Mortgage Loan Trust, Series 06-NC4, Class A1,
3.26%, 10/25/36(a)	158	153,985
Chase Issuance Trust, Series 05, Class A5,
2.49%, 2/15/12(a)	900	892,501
Chase Issuance Trust, Series 08-A9, Class A9,
4.26%, 5/15/13	520	506,672
Citibank Credit Card Issuance Trust, Series 06-A2, Class A2,
4.85%, 2/10/11	400	400,395
Citibank Credit Card Issuance Trust, Series 06-A5, Class A5,
5.30%, 5/20/11	495	497,193
Credit Suisse First Boston Mortgage Securities Corp., Series 99-C1, Class A2,
7.29%, 9/15/41	363	365,109
Ford Credit Auto Owner Trust, Series 06-A, Class A3,
5.05%, 3/15/10	106	106,215
GSAA Home Equity Trust, Series 04-11, Class 2A2,
3.53%, 12/25/34(a)	19	13,863
Nissan Auto Receivables Owner Trust, Series 06-C, Class A3,
5.44%, 4/15/10	208	208,932
PECO Energy Transition Trust, Series 01-A, Class A1,
6.52%, 9/01/10	260	266,833
PG&E Energy Recovery Funding LLC, Series 05-1, Class A4,
4.37%, 6/25/12	335	325,832
Residential Asset Securities Corp., Series 06-EMX6, Class A1,
3.27%, 10/25/30(a)	97	96,416
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
3.90%, 10/25/16(a)	1,000	987,011

See Notes to Financial Statements.

12	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (concluded)	Series S Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value

Asset Backed Securities
USAA Auto Owner Trust, Series 05-4, Class A4,
4.89%, 8/15/12	$500	$499,968
USAA Auto Owner Trust, Series 06-1, Class A3,
5.01%, 9/15/10	103	103,677
USAA Auto Owner Trust, Series 06-1, Class A4,
5.04%, 12/15/11	575	574,975

Total Asset Backed Securities — 10.6%		6,346,983

Corporate Bonds
Oil & Gas — 0.0%
Anadarko Petroleum Corp., Senior Unsecured Notes,
3.22%, 9/15/09 (a)	15	14,823
ConocoPhillips Funding Co. (Australia), Unsecured Notes,
2.89%, 4/09/09 (a)(e)	19	18,814

Total Corporate Bonds — 0.0%		33,637

Total Long-Term Investments (Cost — $34,952,213) — 57.3%		34,319,369

	Par/Shares (000)

Short-Term Securities
Federal Home Loan Bank, Discount Notes,
0.10%, 10/01/08 (f)	1,800	1,800,000
0.75%, 10/09/08 (f)	600	599,900
0.40%, 10/16/08 (f)	5,200	5,199,133
Federal National Mortgage Assoc., Discount Notes,
2.08%, 11/04/08 (f)	15,300	15,270,089
TCW Money Market Fund, 2.41% (g)	620	620,012

Total Short-Term Securities (Cost — $23,489,134) — 39.3%		23,489,134

Total Investments (Cost — $58,441,347*) — 96.6%		57,808,503
Other Assets in Excess of Liabilities — 3.4%		2,034,514

Net Assets — 100.0%		$59,843,017

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$58,441,347

Gross unrealized appreciation	$153,367
Gross unrealized depreciation	(786,211)

Net unrealized depreciation	$(632,844)

(a)	Variable rate security. Rate shown is as of report date.

(b)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(c)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	U.S. dollar denominated security issued by foreign domiciled entity.

(f)	The rate shown is the effective yield on the discount notes at the time of purchase.

(g)	Represents current yield as of report date.

•	Financial futures contracts purchased as of September 30, 2008 were as follows:

		Expiration Date	Face Value	Unrealized Appreciation
Contracts	Issue
241	U.S. Treasury Notes (2 Year)	December 2008	$51,438,438	$216,807
24	U.S. Treasury Notes (5 Year)	December 2008	$2,693,625	1,178

Total				$217,985

•	Financial futures contracts sold as of September 30, 2008 were as follows:

		Expiration Date	Face Value	Unrealized Appreciation
Contracts	Issue
55	U.S. Treasury Notes (10 Year)	December 2008	$6,304,375	$50,199
15	U.S. Treasury Bonds (20 Year)	December 2008	$1,757,578	30,918

Total				$81,117

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	13

Schedule of Investments September 30, 2008	Series C Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Trust Preferred
Banks — 5.1%
Bank of America Corp., Depositary Shares,
8.00%(a)(b)	$4,495	$3,559,442
Barclays Bank Plc (United Kingdom), Unsecured Notes,
5.93%(b)(c)(d)	100	69,542
7.43%(a)(b)(c)(d)	2,820	2,296,368
Citigroup Capital XXI, Trust Preferred Securities,
8.30%, 12/21/57(a)	900	670,555
Credit Agricole SA (France), Unsecured Notes,
6.64%(a)(b)(c)(d)	2,925	1,972,257
JPMorgan Chase & Co., Depositary Shares,
7.90%(b)	4,300	3,620,084
JPMorgan Chase Capital XXII, Capital Securities,
6.45%, 2/02/37	200	144,909
JPMorgan Chase Capital XXIII, Capital Securities,
3.80%, 5/15/47(a)	500	268,163
Royal Bank of Scotland Group Plc (United Kingdom), Capital Securities,
6.99%(a)(b)(c)(d)	2,000	1,490,502
7.64%(a)(b)(c)	1,100	819,520
State Street Capital Trust III, Capital Securities,
8.25%(a)(b)	2,900	2,843,624
State Street Capital Trust IV, Capital Securities,
3.82%, 6/15/37(a)	1,075	709,057
Wachovia Corp., Capital Securities,
7.98%(a)(b)	2,200	919,468

		19,383,491

Finance — 1.1%
American International Group, Inc., Junior Subordinated Debentures,
8.18%, 5/15/58(d)	2,325	372,451
Credit Suisse (Guernsey), Unsecured Notes,
5.86%, 5/15/17(a)(c)	4,760	3,603,639
Financial Security Assurance Holdings Ltd., Junior Subordinated Debentures,
6.40%, 12/15/66(a)(d)	50	22,323
Lehman Brothers Holdings Capital Trust VII, Trust Preferred Securities,
5.86%(a)(b)(e)	4,070	407
Rabobank Capital Funding Trust II, Capital Securities,
5.26%(b)(d)	75	69,429

		4,068,249

Insurance — 0.0%
Lincoln National Corp., Capital Securities,
7.00%, 5/17/66(a)	75	57,194

Total Trust Preferred — 6.2%		23,508,934

Corporate Bonds
Aerospace — 2.1%
Lockheed Martin Corp., Unsecured Notes,
6.15%, 9/01/36	1,020	971,700
Northrop Grumman Corp., Debentures,
7.88%, 3/01/26	1,000	1,131,944
Northrop Grumman Corp., Senior Debentures,
7.75%, 2/15/31	75	86,109
Northrop Grumman Corp., Senior Unsecured Notes,
7.13%, 2/15/11	2,000	2,123,072
Raytheon Co., Unsecured Notes,
5.38%, 4/01/13	50	50,606
United Technologies Corp., Senior Unsecured Notes,
6.35%, 3/01/11	125	132,259
United Technologies Corp., Unsecured Notes,
6.05%, 6/01/36	3,650	3,401,731

		7,897,421

Banks — 17.8%
Bank of America Corp., Senior Unsecured Notes,
4.50%, 8/01/10	5,000	4,833,965
5.38%, 8/15/11	2,205	2,130,520
6.00%, 9/01/17	3,000	2,587,815
Bank of America Corp., Subordinated Bank Notes,
6.10%, 6/15/17	2,000	1,766,986
Bank of America Corp., Subordinated Notes,
7.40%, 1/15/11	65	63,674
5.30%, 3/15/17	3,000	2,492,097
Bank of New York Mellon Corp., Senior Notes,
4.50%, 4/01/13(f)	3,000	2,808,711
Citigroup, Inc., Senior Unsecured Notes,
5.30%, 1/07/16	4,375	3,524,675
6.00%, 8/15/17	1,500	1,270,703
Citigroup, Inc., Subordinated Notes,
5.50%, 2/15/17	75	57,534
5.88%, 2/22/33	20	13,106
Citigroup, Inc., Unsecured Notes,
4.13%, 2/22/10	65	59,986
4.63%, 8/03/10	1,600	1,460,933
HSBC Bank USA, Subordinated Notes,
4.63%, 4/01/14	9,750	8,768,272
HSBC Holdings Plc (United Kingdom), Subordinated Notes,
6.80%, 6/01/38(c)	2,180	1,845,985
JPMorgan Chase & Co., Unsecured Notes,
6.00%, 1/15/18	2,050	1,869,338
JPMorgan Chase Bank N.A., Subordinated Notes,
6.00%, 7/05/17	3,500	3,196,260
6.00%, 10/01/17	4,575	4,193,386
Northern Trust Corp., Subordinated Notes,
4.60%, 2/01/13	125	120,879
Royal Bank of Scotland Group Plc (United Kingdom), Subordinated Notes,
5.00%, 11/12/13(c)	3,000	2,940,807
State Street Corp., Subordinated Notes,
7.65%, 6/15/10	50	51,740
U.S. Bank N.A., Subordinated Bank Notes,
6.38%, 8/01/11	2,500	2,523,562
UBS AG, Senior Notes,
5.88%, 12/20/17	3,400	3,018,938
UBS AG, Senior Unsecured Notes,
5.75%, 4/25/18	3,000	2,609,250
Wachovia Bank N.A., Subordinated Notes,
6.60%, 1/15/38	725	429,524
Wachovia Corp., Senior Notes,
4.38%, 6/01/10	300	262,952

See Notes to Financial Statements.

14	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Series C Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value

Corporate Bonds
Banks (concluded)
Wachovia Corp., Subordinated Notes,
5.25%, 8/01/14	$185	$113,439
Wachovia Corp., Unsecured Notes,
2.94%, 3/15/11(a)	2,500	1,838,807
5.30%, 10/15/11	1,000	833,876
Wells Fargo & Co., Unsecured Notes,
4.88%, 1/12/11	5,000	4,984,290
4.38%, 1/31/13	5,500	5,055,721

		67,727,731

Beverages & Bottling — 0.5%
SABMiller Plc, Unsecured Notes,
5.70%, 1/15/14(d)	1,850	1,805,630

Broadcasting — 2.6%
Cox Communications, Inc., Senior Unsecured Notes,
7.13%, 10/01/12	2,250	2,292,451
Cox Communications, Inc., Unsecured Notes,
4.63%, 6/01/13	5,000	4,622,070
News America, Inc., Senior Debentures,
7.28%, 6/30/28	1,075	1,013,559
News America, Inc., Senior Unsecured Notes,
6.40%, 12/15/35	2,500	2,100,078

		10,028,158

Computer & Office Equipment — 1.4%
International Business Machines Corp., Unsecured Notes,
5.70%, 9/14/17(g)	5,575	5,400,380

Computer Software & Services — 2.1%
Oracle Corp., Senior Unsecured Notes,
5.75%, 4/15/18	1,800	1,671,309
Oracle Corp., Unsecured Notes,
5.25%, 1/15/16	4,100	3,860,039
Thomson Reuters Corp., Unsecured Notes,
5.95%, 7/15/13	2,300	2,297,286

		7,828,634

Consumer Products — 1.4%
General Mills, Inc., Senior Unsecured Notes,
5.20%, 3/17/15	2,375	2,278,896
Kimberly-Clark Corp., Senior Unsecured Notes,
6.63%, 8/01/37	3,000	3,001,554

		5,280,450

Energy & Utilities — 4.2%
Nexen, Inc. (Canada), Unsecured Notes,
6.40%, 5/15/37(c)	1,025	811,477
Carolina Power & Light Co., First Mortgage Bonds,
6.30%, 4/01/38	750	723,899
Cleveland Electric Illuminating Co., Senior Unsecured Notes,
5.65%, 12/15/13	450	432,801
Duke Energy Corp., First Mortgage Bonds,
5.25%, 1/15/18	450	425,435
Florida Power & Light Co., First Mortgage Bonds,
5.95%, 2/01/38	1,825	1,694,494
Georgia Power Co., Senior Unsecured Notes,
5.25%, 12/15/15	1,050	1,005,882
Kiowa Power Partners LLC, Senior Secured Notes,
4.81%, 12/30/13(d)	16	16,330
MidAmerican Energy Holdings Co., Senior Unsecured Notes,
5.30%, 3/15/18	675	612,893
5.75%, 4/01/18	1,195	1,102,376
NiSource Finance Corp., Unsecured Notes,
3.38%, 11/23/09(a)	25	24,362
Scottish Power Ltd. (United Kingdom), Unsecured Notes,
4.91%, 3/15/10(c)	2,050	2,059,225
Virginia Electric and Power Co., Senior Unsecured Notes,
6.00%, 1/15/36	1,550	1,345,784
Virginia Electric and Power Co., Unsecured Notes,
5.40%, 1/15/16	3,000	2,814,750
XTO Energy, Inc., Senior Unsecured Notes,
6.50%, 12/15/18	1,750	1,623,241
6.75%, 8/01/37	1,610	1,428,580

		16,121,529

Entertainment & Leisure — 4.0%
Comcast Cable Communications Holdings, Inc., Unsecured Notes,
8.38%, 3/15/13	3,000	3,146,370
Comcast Cable Communications, Inc., Senior Unsecured Notes,
6.75%, 1/30/11	4,115	4,173,828
Comcast Cable Holdings LLC, Senior Debentures,
7.88%, 2/15/26	50	48,144
Comcast Corp., Unsecured Notes,
6.50%, 11/15/35	3,000	2,504,772
Time Warner Cable, Inc., Debentures,
6.55%, 5/01/37	3,000	2,429,664
Time Warner Cable, Inc., Unsecured Notes,
5.85%, 5/01/17	2,000	1,762,076
Time Warner Cos., Inc., Senior Debentures,
7.57%, 2/01/24	95	85,633
Time Warner, Inc., Senior Unsecured Notes,
6.75%, 4/15/11	100	99,777
6.88%, 5/01/12	1,000	991,496
Turner Broadcasting Corp., Senior Notes,
8.38%, 7/01/13	25	25,809

		15,267,569

Finance — 14.4%
Allstate Life Global Funding Trust, Secured Notes,
4.50%, 5/29/09	9,050	8,959,410
American Express Co., Senior Unsecured Notes,
4.75%, 6/17/09	550	535,262
American International Group, Inc., Senior Unsecured Notes,
5.85%, 1/16/18	3,375	1,694,071
The Bear Stearns Cos., Inc., Senior Unsecured Notes,
6.95%, 8/10/12	3,275	3,308,156
The Bear Stearns Cos., Inc., Unsecured Notes,
3.25%, 3/25/09	500	492,746
6.40%, 10/02/17	1,050	980,592
Covidien International Finance SA (Luxembourg), Senior Unsecured Notes,
6.00%, 10/15/17(c)	2,300	2,272,384

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	15

Schedule of Investments (continued)	Series C Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Finance (concluded)
Credit Suisse First Boston USA, Inc., Senior Unsecured Notes,
3.88%, 1/15/09	$5,000	$4,952,380
EDP Finance BV (Netherlands) Senior Unsecured Notes,
6.00%, 2/02/18(c)(d)	1,475	1,411,436
General Electric Capital Corp., Senior Unsecured Notes,
6.13%, 2/22/11	1,300	1,291,811
6.75%, 3/15/32	90	75,122
General Electric Capital Corp., Unsecured Notes,
3.60%, 10/15/08	95	94,902
5.00%, 11/15/11	100	96,771
5.63%, 9/15/17	1,500	1,287,375
6.15%, 8/07/37	6,350	4,861,814
Golden West Financial Corp., Senior Unsecured Notes,
4.75%, 10/01/12	6,825	5,221,903
Goldman Sachs Group, Inc., Unsecured Notes,
5.25%, 10/15/13	3,525	2,965,043
5.35%, 1/15/16	350	283,072
6.25%, 9/01/17	1,500	1,255,799
5.95%, 1/18/18	3,200	2,639,885
Lehman Brothers Holdings, Inc., Senior Unsecured Notes,
5.75%, 7/18/11(e)	150	18,750
4.52%, 9/15/22(a)(e)	1,200	150,000
Lehman Brothers Holdings, Inc., Subordinated Notes,
6.75%, 12/28/17(e)	2,225	2,781
Lehman Brothers Holdings, Inc., Unsecured Notes,
6.00%, 7/19/12(e)	4,075	509,375
Morgan Stanley, Senior Notes,
5.05%, 1/21/11	200	144,013
5.63%, 1/09/12	7,400	5,159,421
5.55%, 4/27/17	1,200	743,916
6.25%, 8/28/17	1,230	762,650
Morgan Stanley, Unsecured Notes,
6.75%, 4/15/11	50	37,006
Student Loan Marketing Corp., Unsecured Notes,
2.96%, 12/15/08(a)(d)	1,300	1,288,429
5.40%, 10/25/11	1,900	1,330,000
UnitedHealth Group, Inc., Unsecured Notes,
5.80%, 3/15/36	45	34,139

		54,860,414

Food & Agriculture — 3.8%
Kellogg Co., Senior Unsecured Notes,
5.13%, 12/03/12	4,425	4,412,384
Kraft Foods, Inc., Senior Unsecured Notes,
5.63%, 11/01/11	1,615	1,621,021
6.50%, 8/11/17	2,075	1,996,571
6.13%, 2/01/18	3,500	3,278,720
Tesco Plc (United Kingdom), Unsecured Notes,
5.50%, 11/15/17(c)(d)	3,540	3,169,751

		14,478,447

Insurance — 5.4%
American General Corp., Senior Unsecured Notes,
7.50%, 8/11/10	105	69,035
ASIF Global Financing XXIII, Unsecured Notes,
3.90%, 10/22/08(d)	660	620,400
CHUBB Corp., Senior Unsecured Notes,
6.00%, 5/11/37	1,400	1,175,348
John Hancock Financial Services, Inc., Senior Unsecured Notes,
5.63%, 12/01/08	25	25,042
Lincoln National Corp., Senior Unsecured Notes,
6.15%, 4/07/36	1,500	1,235,808
Marsh & McLennan Co., Inc., Senior Unsecured Notes,
5.15%, 9/15/10	25	24,379
MetLife, Inc., Senior Notes,
5.38%, 12/15/12	4,400	4,252,059
MetLife, Inc., Senior Unsecured Notes,
6.13%, 12/01/11	1,200	1,211,639
Metropolitan Life Global Funding I, Senior Unsecured Notes,
5.13%, 4/10/13(d)	2,550	2,477,264
Metropolitan Life Global Funding I, Unsecured Notes,
4.25%, 7/30/09(d)	200	196,397
Pricoa Global Funding I, Secured Notes,
5.40%, 10/18/12(d)	2,125	2,128,721
Protective Life Corp., Secured Notes,
3.70%, 11/24/08	2,000	1,994,796
Prudential Financial, Inc., Senior Notes,
6.63%, 12/01/37	875	734,642
Prudential Financial, Inc., Unsecured Notes,
5.70%, 12/14/36	1,375	1,015,583
TIAA Global Markets, Unsecured Notes,
5.13%, 10/10/12(d)	1,700	1,731,130
WellPoint, Inc., Unsecured Notes,
5.00%, 12/15/14	1,825	1,668,132

		20,560,375

Manufacturing — 3.3%
AstraZeneca Plc (United Kingdom), Unsecured Notes,
5.90%, 9/15/17(c)	1,500	1,476,949
Alcoa, Inc., Senior Unsecured Notes,
5.87%, 2/23/22	130	111,982
Cisco Systems, Inc., Senior Unsecured Notes,
5.25%, 2/22/11	1,550	1,582,291
Hewlett-Packard Co., Unsecured Notes,
5.25%, 3/01/12	3,000	3,037,008
Honeywell International, Inc., Senior Unsecured Notes,
5.30%, 3/15/17	2,835	2,699,442
Ingersoll-Rand Global Holding Co. Ltd, Senior Unsecured Notes,
6.00%, 8/15/13	2,395	2,386,821
International Paper Co., Senior Unsecured Notes,
7.95%, 6/15/18	1,150	1,130,003
Siemens Financieringsmat (Netherlands), Unsecured Notes,
5.50%, 2/16/12(c)(d)	100	100,830

		12,525,326

Medical & Medical Services — 0.4%
Hospira, Inc., Unsecured Notes,
6.05%, 3/30/17	1,660	1,582,717

Medical Instruments & Supplies — 0.3%
Johnson & Johnson, Unsecured Notes,
5.55%, 8/15/17	1,000	1,016,727

See Notes to Financial Statements.

16	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Series C Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Metal & Mining — 0.6%
Falconbridge Ltd. (Canada), Unsecured Notes,
6.00%, 10/15/15(c)	$75	$67,964
United States Steel Corp., Senior Unsecured Notes,
5.65%, 6/01/13	2,450	2,191,576

		2,259,540

Motor Vehicles — 0.5%
DaimlerChrysler N.A. Holding Corp., Unsecured Notes,
5.75%, 9/08/11	2,000	1,974,600
Nissan Motor Acceptance Corp., Unsecured Notes,
4.63%, 3/08/10(d)	25	25,085

		1,999,685

Oil & Gas — 6.0%
Anadarko Petroleum Corp., Senior Unsecured Notes,
3.22%, 9/15/09(a)	655	647,287
Canadian Natural Resources (Canada), Unsecured Notes,
5.70%, 5/15/17(c)	3,295	2,880,456
5.90%, 2/01/18(c)	1,125	990,142
6.25%, 3/15/38(c)	1,110	856,065
ConocoPhillips Funding Co. (Australia), Unsecured Notes,
2.89%, 4/09/09(a)(c)	19	18,814
ConocoPhillips Funding Co. (Canada), Unsecured Notes,
5.30%, 4/15/12(c)(g)	5,200	5,267,569
Devon Energy Corp., Senior Debentures,
7.95%, 4/15/32	450	463,114
Devon Financing Corp., Senior Unsecured Notes,
6.88%, 9/30/11	90	93,875
Halliburton Co., Senior Unsecured Notes,
5.50%, 10/15/10	25	25,733
Nakilat, Inc., Senior Unsecured Notes,
6.07%, 12/31/33(d)	25	22,270
Transocean, Inc., Senior Unsecured Notes,
6.00%, 3/15/18	2,750	2,566,564
Western Oil Sands, Inc. (Canada), Senior Secured Notes,
8.38%, 5/01/12(c)	8,650	9,125,283

		22,957,172

Paper & Forest Products — 0.2%
Weyerhaeuser Co., Debentures,
7.13%, 7/15/23	750	668,508

Pharmaceuticals — 5.5%
Abbott Laboratories, Unsecured Notes,
5.60%, 5/15/11	2,575	2,661,332
Bristol-Myers Squibb Co., Unsecured Notes,
5.88%, 11/15/36	2,500	2,203,117
Eli Lilly & Co., Unsecured Notes,
5.20%, 3/15/17	1,500	1,456,693
5.55%, 3/15/37	2,975	2,719,909
GlaxoSmithKline Capital, Inc., Senior Unsecured Notes,
4.85%, 5/15/13	2,050	2,012,536
Schering-Plough Corp., Senior Unsecured Notes,
6.55%, 9/15/37	1,275	1,167,785
Teva Pharmaceutical Finance Co. LLC, Senior Unsecured Notes,
5.55%, 2/01/16	2,400	2,230,810
Teva Pharmaceutical Finance Co. LLC, Unsecured Notes,
6.15%, 2/01/36	1,000	875,360
Wyeth, Unsecured Notes,
5.50%, 2/15/16	3,110	3,035,316
5.45%, 4/01/17	1,500	1,449,578
5.95%, 4/01/37	1,175	1,059,466

		20,871,902

Real Estate — 0.0%
AvalonBay Communities, Inc., Senior Unsecured Notes (REIT),
6.13%, 11/01/12	100	97,263

Retail Merchandising — 5.4%
CVS Caremark Corp., Senior Unsecured Notes,
4.00%, 9/15/09	75	73,549
CVS Caremark Corp., Unsecured Notes,
5.75%, 6/01/17	4,450	4,158,489
Home Depot, Inc., Senior Unsecured Notes,
4.63%, 8/15/10	125	122,391
Target Corp., Senior Unsecured Notes,
7.50%, 8/15/10	200	213,285
5.13%, 1/15/13(g)	6,000	6,020,904
Wal-Mart Stores, Inc., Senior Unsecured Notes,
6.88%, 8/10/09	2,000	2,054,130
6.50%, 8/15/37	1,000	938,264
Wal-Mart Stores, Inc., Unsecured Notes,
4.13%, 7/01/10	4,210	4,292,638
5.00%, 4/05/12	2,000	2,047,594
5.25%, 9/01/35	675	539,551

		20,460,795

Telecommunications — 11.5%
America Movil SAB de CV (Mexico),
6.38%, 3/01/35(c)	1,500	1,327,623
AT&T, Inc., Unsecured Notes,
5.63%, 6/15/16	1,500	1,389,165
5.50%, 2/01/18	3,500	3,116,820
6.45%, 6/15/34	60	51,482
6.50%, 9/01/37	2,775	2,360,637
BellSouth Capital Funding Corp., Senior Unsecured Notes,
7.75%, 2/15/10	3,130	3,228,094
6.55%, 6/15/34	3,000	2,571,990
Rogers Communications, Inc., Senior Unsecured Notes,
6.80%, 8/15/18	1,525	1,442,696
Rogers Wireless Communications, Inc. (Canada), Notes,
7.50%, 3/15/15(c)	2,125	2,160,041
Sprint Capital Corp., Senior Notes,
6.88%, 11/15/28	975	653,250
Sprint Capital Corp., Senior Unsecured Notes,
6.38%, 5/01/09	100	98,000
Telecom Italia Capital SA (Italy), Senior Notes,
5.25%, 11/15/13(c)	5,210	4,622,260
Telecom Italia Capital SA (Italy), Senior Unsecured Notes,
4.00%, 1/15/10(c)	75	72,824
5.25%, 10/01/15(c)	100	83,240

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	17

Schedule of Investments (concluded)	Series C Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Telecommunications (concluded)
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes,
7.05%, 6/20/36(c)	$1,075	$972,284
Telefonica Europe BV (Netherlands), Senior Unsecured Notes,
7.75%, 9/15/10(c)	1,600	1,633,536
Verizon Communications, Inc., Senior Unsecured Notes,
6.10%, 4/15/18	3,350	3,093,424
6.90%, 4/15/38	2,000	1,772,840
Verizon Communications, Inc., Unsecured Notes,
6.25%, 4/01/37	1,625	1,338,880
Verizon Global Funding Corp., Senior Unsecured Notes,
6.88%, 6/15/12	600	610,638
Verizon Maryland, Inc., Senior Debentures,
6.13%, 3/01/12	305	301,474
Vodafone Group Plc (United Kingdom), Senior Unsecured Notes,
7.75%, 2/15/10(c)(g)	7,150	7,369,362
Vodafone Group Plc (United Kingdom), Unsecured Notes,
5.75%, 3/15/16(c)	2,000	1,816,140
6.15%, 2/27/37(c)	2,125	1,706,609

		43,793,309

Transportation — 2.0%
Burlington North Santa Fe Corp., Debentures,
5.65%, 5/01/17	425	407,154
Canadian National Railway Co. (Canada), Senior Unsecured Notes,
6.38%, 10/15/11(c)	50	51,690
6.25%, 8/01/34(c)	2,000	1,864,928
Norfolk Southern Corp., Senior Unsecured Notes,
8.63%, 5/15/10	1,500	1,595,268
Union Pacific Corp., Unsecured Notes,
3.88%, 2/15/09	100	98,539
United Parcel Service, Inc., Senior Unsecured Notes,
6.20%, 1/15/38	4,000	3,720,220

		7,737,799

Total Corporate Bonds — 95.4%		363,227,481

Total Long-Term Investments (Cost — $439,802,394) — 101.6%		386,736,415

	Par/Shares (000)
Short-Term Securities
Federal Home Loan Bank, Discount Notes,
0.10%, 10/01/08 (h)	8,100	8,100,000
TCW Money Market Fund, 2.41%(i)	3,911	3,911,217

Total Short-Term Securities (Cost — $12,011,217) — 3.1%		12,011,217

Total Investments (Cost — $451,813,611*) — 104.7%		398,747,632
Liabilities in Excess of Other Assets — (4.7)%		(18,042,072)

Net Assets — 100.0%		$380,705,560

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$451,813,611

Gross unrealized appreciation	$657,237
Gross unrealized depreciation	(53,723,216)

Net unrealized depreciation	$(53,065,979)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(c)	U.S. dollar denominated security issued by foreign domiciled entity.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(g)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(h)	The rate shown is the effective yield on the discount notes at the time of purchase.

(i)Represents	current yield as of report date.

•	Reverse repurchase agreements outstanding as of September 30, 2008 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Credit Suisse Securities LLC	4.00%	09/26/08	Open	$22,057,948	$22,045,700

•	Financial futures contracts purchased as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
93	U.S. TreasuryNotes (5 Year)	December 2008	$10,437,797	$23,024
104	U.S. Treasury Notes (10 Year)	December 2008	$11,921,000)	(154,796)
242	U.S. Treasury Bonds (20 Year)	December 2008	$28,355,594	(97,973)

Total				$(229,745)

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

18	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	Series M Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value

U.S. Government & Agency Obligations
U.S. Treasury Bonds,
4.38%, 2/15/38	$9,515	$9,636,164
U.S. Treasury Inflation Protected Bonds,
1.75%, 1/15/28	2,315	2,120,196
U.S. Treasury Notes,
3.88%, 5/15/18	3,650	3,673,951

Total U.S. Government & Agency Obligations — 3.7%		15,430,311

Mortgage Pass-Throughs — 0.3%
Federal National Mortgage Assoc. 15 Year TBA,
5.00%, 10/01/23	1,000	992,813

Collateralized Mortgage Obligations
Federal Home Loan Mortgage Corp., Series 2864, Class NA,
5.50%, 1/15/31	299	305,767
Federal Home Loan Mortgage Corp., Series 2875, Class MA,
5.50%, 5/15/26	4,802	4,846,861
Federal Home Loan Mortgage Corp., Series 2945, Class BD,
5.50%, 10/15/34	2,628	2,662,740
Federal Home Loan Mortgage Corp., Series 2964, Class NA,
5.50%, 2/15/26	3,647	3,697,379
Federal Home Loan Mortgage Corp., Series 3018, Class GN,
6.00%, 9/15/26	5,053	5,117,036
Federal Home Loan Mortgage Corp., Series 3128, Class BA,
5.00%, 1/15/24	284	285,448
Federal Home Loan Mortgage Corp., Series 3200, Class GA,
5.50%, 10/15/27	4,258	4,343,942
Federal National Mortgage Assoc., Series 03-86, Class DL,
4.00%, 9/25/10	372	377,617
Federal National Mortgage Assoc., Series 07-32, Class KP,
5.50%, 4/25/37(a)	8,513	8,637,625

Total Collateralized Mortgage Obligations — 7.3%		30,274,415

Commercial Mortgage Backed Securities
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2,
6.50%, 4/15/36	5,819	5,843,191
Banc of America Commercial Mortgage, Inc., Series 01-1, Class B,
6.67%, 4/15/36	175	176,007
Banc of America Commercial Mortgage, Inc., Series 01-PB1, Class A2,
5.79%, 8/11/11	4,587	4,527,446
Banc of America Commercial Mortgage, Inc., Series 02-2, Class B,
5.27%, 5/11/12	1,000	957,947
Banc of America Commercial Mortgage, Inc., Series 05-4, Class A5A,
4.93%, 7/10/45	750	671,360
Banc of America Commercial Mortgage, Inc., Series 06-2, Class A4,
5.93%, 5/10/45(b)	3,580	3,239,759
Banc of America Commercial Mortgage, Inc., Series 06-4, Class A4,
5.63%, 7/10/46	5,000	4,450,550
Banc of America Commercial Mortgage, Inc., Series 06-6, Class A4,
5.36%, 10/10/45	6,015	5,257,583
Banc of America Commercial Mortgage, Inc., Series 07-2, Class A4,
5.87%, 4/10/49(b)	6,000	5,140,580
Banc of America Commercial Mortgage, Inc., Series 07-3, Class A4,
5.84%, 5/10/17(b)	3,950	3,356,880
Banc of America Commercial Mortgage, Inc., Series 07-5, Class A4,
5.49%, 10/10/17	5,000	4,161,442
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2,
7.32%, 10/15/32	2,300	2,335,979
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-T16, Class A6,
4.75%, 10/13/14	7,355	6,658,262
Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A4,
5.41%, 12/11/40(b)	1,000	922,046
Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PWR8, Class A4,
4.67%, 6/11/41	1,000	889,228
Bear Stearns Commercial Mortgage Securities, Inc., Series 06-PW11, Class A4,
5.62%, 3/11/39(b)	5,000	4,494,155
Bear Stearns Commercial Mortgage Securities, Inc., Series 06-PW11, Class AJ,
5.62%, 3/11/39(b)	1,000	741,521
Bear Stearns Commercial Mortgage Securities, Inc., Series 06-PW13, Class A4,
5.54%, 9/11/41	775	690,395
Bear Stearns Commercial Mortgage Securities, Inc., Series 07-PW17, Class A4,
5.69%, 6/11/50	5,000	4,259,123
Chase Commercial Mortgage Securities Corp., Series 99-2, Class A2,
7.20%, 1/15/32	280	281,931
Chase Manhattan Bank-First Union National Bank, Series 99-1, Class A2,
7.44%, 8/15/31	366	367,877
Citigroup Commercial Mortgage Trust, Series 08-C7, Class A4,
6.10%, 12/10/49(b)	3,500	3,075,886
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 06-CD3, Class A5,
5.62%, 10/15/48	500	444,061
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 07-CD4, Class A4,
5.32%, 12/11/49	5,200	4,339,541
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 08-C7, Class A2A,
6.03%, 12/10/49	5,000	4,720,018
Commercial Mortgage Asset Trust, Series 99-C1, Class A3,
6.64%, 1/17/32	128	128,281
Commercial Mortgage Asset Trust, Series 06-C8, Class A3,
5.31%, 12/10/46	5,000	4,491,406
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CF2, Class A4,
6.51%, 2/15/34	1,025	1,028,992

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	19

Schedule of Investments (continued)	Series M Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value

Commercial Mortgage Backed Securities
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKN2, Class A2,
5.94%, 9/15/11	$3,997	$3,980,821
Credit Suisse Mortgage Capital Certificates, Series 06-C1, Class A3,
5.71%, 2/15/39(b)	4,820	4,534,541
Credit Suisse Mortgage Capital Certificates, Series 06-C4, Class A3,
5.47%, 9/15/39	5,770	5,071,761
Credit Suisse Mortgage Capital Certificates, Series 07-C2, Class A3,
5.54%, 1/15/49(b)	5,615	4,731,893
Credit Suisse Mortgage Capital Certificates, Series 07-C3, Class A4,
5.91%, 6/15/39(b)	2,930	2,507,436
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 99-CG2, Class A1B,
7.30%, 6/10/09	247	247,427
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 00-CKP1, Class A1B,
7.18%, 11/10/33	872	885,663
First Union National Bank Commercial Mortgage Trust, Series 99-C4, Class A2,
7.39%, 12/15/31	311	313,956
First Union National Bank Commercial Mortgage Trust, Series 00-C1, Class A2,
7.84%, 3/15/10	134	136,114
First Union National Bank Commercial Mortgage Trust, Series 00-C2, Class A2,
7.20%, 10/15/32	5,292	5,373,144
First Union National Bank Commercial Mortgage Trust, Series 01-C3, Class A3,
6.42%, 6/15/11	274	276,292
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Series 98-C2, Class B,
6.64%, 3/18/11	171	170,909
General Electric Capital Commercial Mortgage Corp., Series 01-2, Class A4,
6.29%, 8/11/33	1,660	1,656,178
General Electric Capital Commercial Mortgage Corp., Series 04-C2, Class A4,
4.89%, 3/10/40	390	357,655
General Electric Capital Commercial Mortgage Corp., Series 07-C1, Class A4,
5.54%, 12/10/49	4,000	3,377,946
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class E,
8.14%, 8/15/09(b)	5,000	5,068,018
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2,
7.72%, 3/15/33	333	337,712
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2,
7.46%, 8/16/33	2,364	2,401,961
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class B,
7.59%, 6/16/10	1,000	1,021,744
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2,
6.96%, 11/15/10	4,504	4,558,685
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 01-C1, Class B,
6.67%, 4/15/34	390	392,486
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 02-C3, Class B,
5.10%, 7/10/39	1,000	945,303
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C1, Class B,
4.19%, 5/10/36	5,000	4,513,248
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class A2,
5.48%, 5/10/40(b)	3,465	3,302,033
Goldman Sachs Mortgage Securities Corp. II, Series 04-GG2, Class A6,
5.40%, 8/10/38	275	257,372
Goldman Sachs Mortgage Securities Corp. II, Series 05-GG4, Class A4,
4.76%, 7/10/39	300	267,053
Greenwich Capital Commercial Funding Corp., Series 02-C1, Class B,
5.10%, 11/11/12	1,000	944,546
Greenwich Capital Commercial Funding Corp., Series 03-C1, Class A3,
3.86%, 7/05/35	250	233,693
Greenwich Capital Commercial Funding Corp., Series 05-GG3, Class A3,
4.57%, 8/10/42	70	66,147
Greenwich Capital Commercial Funding Corp., Series 05-GG5, Class AJ,
5.48%, 4/10/37(b)	1,000	796,736
Greenwich Capital Commercial Funding Corp., Series 06-GG7, Class A4,
6.11%, 7/10/38(b)	13,110	11,912,481
Greenwich Capital Commercial Funding Corp., Series 07-GG9, Class A4,
5.44%, 3/10/39	3,000	2,535,333
Heller Financial Commercial Mortgage Asset, Series 99-PH1, Class B,
6.96%, 5/15/31(b)	5,719	5,709,010
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3,
5.86%, 10/12/11	3,240	3,191,495
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIB2, Class A3,
6.43%, 6/15/11	5,595	5,601,610
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIB3, Class A3,
6.47%, 11/15/35	3,956	3,956,486
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIBC, Class A3,
6.26%, 3/15/33	220	219,452
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIBC, Class B,
6.45%, 3/15/33	5,000	5,008,425
JPMorgan Chase Commercial Mortgage Securities Corp., Series 05-CB12, Class A4,
4.90%, 9/12/37	280	249,074
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A4,
6.07%, 4/15/45(b)	3,605	3,259,784
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-LDP8, Class A4,
5.40%, 5/15/45	4,885	4,249,082

See Notes to Financial Statements.

20	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Series M Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Commercial Mortgage Backed Securities
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-LDP9, Class A25,
5.30%, 12/15/11	$4,820	$4,565,426
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-LDP9, Class A3,
5.34%, 5/15/47	1,195	1,028,429
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-CB19, Class A4,
5.94%, 2/12/49(b)	5,000	4,260,682
JPMorgan Commercial Mortgage Finance Corp., Series 00-C10, Class A2,
7.37%, 8/15/32	443	447,803
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C1, Class A2,
6.78%, 4/15/09	4,223	4,216,992
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2,
7.37%, 8/15/26	983	999,502
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-WM, Class A1,
6.16%, 7/14/16(c)	584	584,928
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C4, Class A4,
5.29%, 6/15/29(b)	220	207,773
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C3, Class A4,
5.66%, 3/15/39	355	319,828
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C6, Class A4,
5.37%, 9/15/39	1,000	875,320
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C2, Class A2,
5.30%, 2/15/40	3,725	3,466,821
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C2, Class A3,
5.43%, 2/15/40	5,600	4,697,160
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C7, Class A2,
5.59%, 9/15/45	5,000	4,625,540
Merrill Lynch-Countrywide Commercial Mortgage Trust, Series 06-3, Class A4,
5.41%, 7/12/46(d)	5,475	4,801,275
Morgan Stanley Capital I, Inc., Series 99-FNV1, Class B,
6.66%, 3/15/31	3,000	2,993,021
Morgan Stanley Capital I, Inc., Series 07-IQ15, Class A2,
6.04%, 8/11/12(b)	4,100	3,854,826
Morgan Stanley Capital I, Inc., Series 07-T27, Class A4,
5.80%, 6/13/42(b)	7,648	6,631,218
Morgan Stanley Capital I, Inc., Series 08-T29, Class A4,
6.46%, 1/11/43(b)	5,000	4,425,663
Salomon Brothers Mortgage Securities VII, Series 00-C1, Class A2,
7.52%, 12/18/09	240	242,242
Salomon Brothers Mortgage Securities VII, Series 00-C2, Class A2,
7.46%, 4/18/10	1,624	1,643,054
Salomon Brothers Mortgage Securities VII, Series 00-C3, Class A2,
6.59%, 12/18/33	5,825	5,852,754
Salomon Brothers Mortgage Securities VII, Series 01-C1, Class A3,
6.43%, 3/18/11	4,694	4,702,856
Salomon Brothers Mortgage Securities VII, Series 01-C2, Class A3,
6.50%, 10/13/11	6,121	6,133,335
TIAA Commercial Mortgage Trust, Series 07-C4, Class A1,
5.68%, 8/15/39(b)	3,359	3,257,746
TIAA Commercial Mortgage Trust, Series 07-C4, Class A3,
6.09%, 8/15/39(b)	5,000	4,595,170
TIAA Retail Commercial LLC, Series 01-C1A, Class A4,
6.68%, 6/19/31(b)(c)	2,582	2,585,811
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A4,
5.74%, 5/15/43(b)	5,000	4,489,820
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A5,
5.93%, 5/15/43(b)	1,000	894,652
Wachovia Bank Commercial Mortgage Trust, Series 06-C26, Class A3,
6.01%, 6/15/45	500	452,412
Wachovia Bank Commercial Mortgage Trust, Series 06-C28, Class A2,
5.50%, 10/15/48	5,400	5,164,520
Wachovia Bank Commercial Mortgage Trust, Series 06-C28, Class A3,
5.68%, 10/15/48	6,025	5,322,247
Wachovia Bank Commercial Mortgage Trust, Series 06-C29, Class A4,
5.31%, 11/15/48	5,000	4,283,450
Wachovia Bank Commercial Mortgage Trust, Series 07-C32, Class A3,
5.93%, 6/15/49(b)	5,000	4,240,559

Total Commercial Mortgage Backed Securities — 69.8%		289,134,987

Asset Backed Securities
Bank of America Credit Card Trust, Series 08-A9, Class A9,
4.07%, 7/15/12	3,215	3,191,168
Capital Auto Receivables Asset Trust, Series 06-1, Class A4,
5.04%, 5/17/10	2,825	2,806,582
Capital Auto Receivables Asset Trust, Series 06-2, Class A3A,
4.98%, 5/15/11(a)	3,913	3,871,828
Capital Auto Receivables Asset Trust, Series 07-1, Class A3A,
5.00%, 4/15/11	3,300	3,266,479
Chase Manhattan Auto Owner Trust, Series 05-B, Class A4,
4.88%, 6/15/12	3,144	3,148,511
Chase Manhattan Auto Owner Trust, Series 06-B, Class A3,
5.13%, 5/15/11	4,529	4,541,768
Citibank Credit Card Master Trust I, Series 99-2, Class A,
5.88%, 3/10/11	200	201,165
DaimlerChrysler Auto Trust, Series 06, Class A3,
5.33%, 8/08/10	271	270,242
DaimlerChrysler Auto Trust, Series 06-C, Class A3,
5.02%, 7/08/10	588	589,067

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	21

Schedule of Investments (concluded)	Series M Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Asset Backed Securities
Ford Credit Auto Owner Trust, Series 06-C, Class A3,
5.16%, 11/15/10	$3,900	$3,874,608
Harley-Davidson Motorcycle Trust, Series 05-3, Class A2,
4.41%, 6/15/12	4,766	4,746,510
Harley-Davidson Motorcycle Trust, Series 07-2, Class A3,
5.10%, 5/15/12	2,635	2,627,400
Honda Auto Receivables Owner Trust, Series 05-4, Class A4,
4.60%, 11/22/10	2,523	2,517,854
Honda Auto Receivables Owner Trust, Series 06-3, Class A3,
5.12%, 10/15/10	4,634	4,641,015
Nissan Auto Receivables Owner Trust, Series 06-C, Class A3,
5.44%, 4/15/10	1,972	1,978,588
Nissan Auto Receivables Owner Trust, Series 07-A, Class A3,
5.10%, 11/15/10	1,000	1,002,461
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
4.10%, 1/25/18(b)	10,000	9,981,520
USAA Auto Owner Trust, Series 05-3, Class A4,
4.63%, 5/15/12	8,675	8,551,426
USAA Auto Owner Trust, Series 05-4, Class A3,
4.83%, 4/15/10	14	14,133
USAA Auto Owner Trust, Series 05-4, Class A4,
4.89%, 8/15/12	250	249,984
USAA Auto Owner Trust, Series 06-2, Class A4,
5.37%, 2/15/12	1,150	1,143,221
USAA Auto Owner Trust, Series 06-4, Class A3,
5.01%, 6/15/11	6,569	6,573,363
USAA Auto Owner Trust, Series 06-4, Class A4,
4.98%, 10/15/12	3,400	3,364,419
Wachovia Auto Owner Trust, Series 05-B, Class A4,
4.84%, 4/20/11	430	430,147
World Omni Auto Receivables Trust, Series 06-B, Class A4,
5.12%, 6/15/12	500	498,345

Total Asset Backed Securities — 17.9%		74,081,804

Total Long-Term Investments (Cost — $432,763,495) — 99.0%		409,914,330

	Par/Shares (000)
Short-Term Securities
Federal Home Loan Bank, Discount Notes,
0.10%, 10/01/08 (e)	900	900,000
Federal National Mortgage Assoc., Discount Notes,
2.08%, 11/04/08 (e)	7,100	7,086,120
TCW Money Market Fund, 2.41%(f)	56	56,215

Total Short-Term Securities (Cost — $8,042,335) — 1.9%		8,042,335

Total Investments (Cost — $440,805,830*) — 100.9%		417,956,665
Liabilities in Excess of Other Assets — (0.9)%		(3,666,248)

Net Assets — 100.0%		$414,290,417

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$440,805,830

Gross unrealized appreciation	$1,056,165
Gross unrealized depreciation	(23,905,330)

Net unrealized depreciation	$(22,849,165)

(a)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Interest Income

Merrill Lynch-Countrywide Commercial Mortgage Trust, Series 06-3, Class A4	—	—	—	$297,018

(e)	The rate shown is the effective yield on the discount notes at the time of purchase.

(f)	Represents current yield as of report date.

•	Financial futures contracts purchased as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)

89	U.S. Treasury Notes (2 Year)	December 2008	$18,995,938	$54,128
1,157	U.S. Treasury Notes (5 Year)	December 2008	$129,855,172	77,189
637	U.S. Treasury Bonds (20 Year)	December 2008	$74,638,484	(1,003,919)

Total				$(872,602)

•	Financial futures contracts sold as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation

727	U.S. Treasury Notes (10 Year)	December 2008	$83,332,375	$991,803

See Notes to Financial Statements.

22	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Assets and Liabilities

September 30, 2008	Series S Portfolio	Series C Portfolio	Series M Portfolio
Assets
Investments at value - unaffiliated[1]	$57,808,503	$398,747,632	$413,155,390
Investments at value - affiliated[2]	—	—	4,801,275
Capital shares sold receivable	2,217,204	3,079,761	3,292,073
Interest receivable	163,747	6,479,294	1,962,571
Principal paydown receivable	18,143	—	—
Receivable from advisor	17,384	49,546	50,224
Dividends receivable	12,024	2,392	10,395
Investments sold receivable	—	1,067,230	—
Interest receivable - affiliated	—	—	24,701
Prepaid expenses	17,883	40,042	40,154

Total assets	60,254,888	409,465,897	423,336,783

Liabilities
Margin variation payable	177,979	962,436	1,842,414
Income dividends payable	170,654	2,045,927	2,009,456
Capital shares redeemed payable	8,003	3,589,591	4,084,593
Other affiliates payable	7,817	62,830	59,915
Officer’s and Trustees’ fees payable	4,484	7,327	7,395
Investments purchased payable	—	—	1,008,147
Reverse repurchase agreements payable	—	22,045,700	—
Interest payable	—	12,248	—
Other accrued expenses payable	42,934	34,278	34,446

Total liabilities	411,871	28,760,337	9,046,366

Net Assets	$59,843,017	$380,705,560	$414,290,417

Net Assets Consist of
Paid-in capital	$60,282,736	$442,795,708	$431,927,603
Undistributed (distributions in excess of) net investment income	84	(157,187)	—
Accumulated net realized gain (loss)	(106,061)	(8,637,237)	5,092,778
Net unrealized appreciation/depreciation	(333,742)	(53,295,724)	(22,729,964)

Net Assets	$59,843,017	$380,705,560	$414,290,417

Net Asset Value
Shares outstanding, unlimited number of shares authorized, $0.001 par value	6,139,811	44,918,696	44,413,856

Net Asset Value	$9.75	$8.48	$9.33

[1] Investments at cost - unaffiliated	$58,441,347	$451,813,611	$435,384,608
[2] Investments at cost - affiliated	—	—	5,421,222

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	23

Statements of Operations

Year Ended September 30, 2008	Series S Portfolio	Series C Portfolio	Series M Portfolio
Investment Income
Interest	$1,794,369	$29,706,132	$23,064,155
Interest from affiliates	—	—	297,018
Dividends	176,956	59,246	1,202,949

Total investment income	1,971,325	29,765,378	24,564,122

Expenses
Professional	43,324	61,030	61,893
Administration	31,114	97,325	72,213
Officer and Trustees	22,028	37,135	37,481
Transfer agent	18,105	258,247	258,772
Registration	18,048	23,389	23,383
Custodian	13,339	45,469	41,694
Printing	110	15,002	15,244
Miscellaneous	4,698	15,929	17,722

Total expenses excluding interest expense	150,766	553,526	528,402
Interest expense	—	2,524,355	42,467

Total expenses	150,766	3,077,881	570,869
Less expenses reimbursed by advisor	(150,766)	(553,526)	(528,402)

Total expenses after reimbursement	—	2,524,355	42,467

Net investment income	1,971,325	27,241,023	24,521,655

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(66,605)	(3,874,839)	2,693,661
Options written	2,503	—	—
Futures and swaps	263,026	(4,211,785)	3,675,635

	198,924	(8,086,624)	6,369,296

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	(615,686)	(51,238,891)	(23,486,191)
Investments - affiliated	—	—	(623,110)
Options written	223	—	—
Futures	262,465	(274,318)	298,900

	(352,998)	(51,513,209)	(23,810,401)

Total realized and unrealized loss	(154,074)	(59,599,833)	(17,441,105)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,817,251	$(32,358,810)	$7,080,550

See Notes to Financial Statements.

24	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Changes in Net Assets

	Series S Portfolio		Series C Portfolio		Series M Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2008	2007	2008	2007	2008	2007
Operations
Net investment income	$1,971,325	$1,916,459	$27,241,023	$11,431,813	$24,521,655	$11,183,638
Net realized gain (loss)	198,924	(231,353)	(8,086,624)	(413,580)	6,369,296	(1,033,670)
Net change in unrealized appreciation/depreciation	(352,998)	26,917	(51,513,209)	(1,733,404)	(23,810,401)	1,163,088

Net increase (decrease) in net assets resulting from operations	1,817,251	1,712,023	(32,358,810)	9,284,829	7,080,550	11,313,056

Dividends to Shareholders From
Net investment income	(1,987,779)	(1,903,719)	(27,398,793)	(11,431,861)	(24,742,027)	(11,206,935)

Capital Share Transactions
Shares sold	33,491,857	29,653,618	111,344,919	518,257,883	105,312,211	517,022,087
Shares issued in reinvestment of dividends	30,992	1,869	79,033	18,641	70,970	18,997
Shares redeemed	(17,029,893)	(15,890,504)	(146,685,048)	(53,769,756)	(155,856,891)	(43,222,826)

Net increase (decrease) in net assets derived from capital share transactions	16,492,956	13,764,983	(35,261,096)	464,506,768	(50,473,710)	473,818,258

Net Assets
Total increase (decrease) in net assets	16,322,428	13,573,287	(95,018,699)	462,359,736	(68,135,187)	473,924,379
Beginning of year	43,520,589	29,947,302	475,724,259	13,364,523	482,425,604	8,501,225

End of year	$59,843,017	$43,520,589	$380,705,560	$475,724,259	$414,290,417	$482,425,604

End of year undistributed (distributions in excess of) net investment income	$84	$83	$(157,187)	$583	$—	$(50)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	25

Statement of Cash Flows	Series C Portfolio

Year Ended September 30, 2008
Increase in Cash
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(32,358,810)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash from Operating Activities
Purchase of long-term investment securities	(264,995,965)
Proceeds from disposition and maturities of long-term investment securities	348,453,332
Net purchase of short-term investment securities	(4,202,684)
Net change in unrealized (appreciation)/depreciation on investment securities	51,238,891
Net realized loss on investment securities	3,874,839
Net amortization of premium	278,339
Decrease in interest receivable	184,377
Increase in prepaid expenses	(25,105)
Decrease in receivable from advisor	23,563
Decrease in interest payable	(147,357)
Decrease in futures variation margin (net)	982,741
Decrease in other accrued expenses and liabilities	(57,028)

Net cash provided by operating activities	103,249,133

Cash Flows Used for Financing Activities
Net repayment of reverse repurchase agreements and other short term borrowings	(41,835,838)
Proceeds from shares sold	109,475,498
Payment on shares redeemed	(143,503,418)
Cash distributions paid	(27,385,375)

Net cash used for financing activities	(103,249,133)

Cash
Net increase (decrease) in cash	—
Beginning balance	—

Ending balance	$—

Supplemental Disclosure of Cash Flow Information
Reinvestment of dividends	$79,033
Cash paid during the year for interest	$2,671,712

See Notes to Financial Statements.

26	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights

	Series S Portfolio
	Year Ended September 30,
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.79	$9.84	$9.84	$10.00

Net investment income[1]	0.42	0.52	0.43	0.35
Net realized and unrealized loss	(0.04)	(0.06)	—	(0.16)
Dividends from net investment income	(0.42)	(0.51)	(0.43)	(0.35)

Net asset value, end of year	$9.75	$9.79	$9.84	$9.84

Total Investment Return
Based on net asset value	3.98%	4.88%	4.51%	2.00%

Ratios to Average Net Assets
Total expenses after reimbursement	0.00%	0.00%	0.00%	0.00%

Total expenses	0.33%	0.51%	1.28%	2.72%

Net investment income	4.27%	5.28%	4.49%	3.54%

Supplemental Data
Net assets, end of year (000)	$59,843	$43,521	$29,947	$9,843

Portfolio turnover	71%[2]	53%	52%	17%

	Series C Portfolio
	Year Ended September 30,
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.79	$9.79	$9.92	$10.00

Net investment income[1]	0.58	0.51	0.47	0.41
Net realized and unrealized loss	(1.31)	—	(0.14)	(0.08)
Dividends from net investment income	(0.58)	(0.51)	(0.46)	(0.41)

Net asset value, end of year	$8.48	$9.79	$9.79	$9.92

Total Investment Return
Based on net asset value	(8.02)%	5.37%	3.51%	3.34%

Ratios to Average Net Assets
Total expenses after reimbursement and excluding interest expense	0.00%	0.00%	0.00%	0.00%

Total expenses after reimbursement	0.55%	0.19%	0.00%	0.00%

Total expenses	0.67%	0.39%	1.60%	3.02%

Net investment income	5.96%	5.31%	4.81%	4.12%

Supplemental Data
Net assets, end of year (000)	$380,706	$475,724	$13,365	$9,917

Portfolio turnover	51%	70%	42%	50%

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	27

Financial Highlights (concluded)

	Series M Portfolio
	Year Ended September 30,
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.73	$9.79	$9.83	$10.00

Net investment income[1]	0.51	0.51	0.48	0.40
Net realized and unrealized loss	(0.39)	(0.05)	(0.05)	(0.17)
Dividends from net investment income	(0.52)	(0.52)	(0.47)	(0.40)

Net asset value, end of year	$9.33	$9.73	$9.79	$9.83

Total Investment Return
Based on net asset value	1.12%	4.88%	4.54%	2.37%

Ratios to Average Net Assets
Total expenses after reimbursement and excluding interest expense	0.00%	0.00%	0.00%	0.00%

Total expenses after reimbursement	0.01%	0.00%	0.00%	0.00%

Total expenses	0.12%	0.18%	2.05%	3.93%

Net investment income	5.29%	5.28%	4.86%	4.03%

Supplemental Data
Net assets, end of year (000)	$414,290	$482,426	$8,501	$4,916

Portfolio turnover	197%[3]	7%	23%	36%

1	Based on average shares outstanding.
2	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 69%.
3	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 33%.

See Notes to Financial Statements.

28	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Bond Allocation Target Shares (the “Fund”) was organized as a Delaware statutory trust on March 5, 2003 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2008, the Fund had 5 registered Portfolios. These financial statements relate to the Fund’s BlackRock Bond Allocation Target Shares Series S Portfolio (“Series S”), BlackRock Bond Allocation Target Shares Series C Portfolio (“Series C”) and BlackRock Bond Allocation Target Shares Series M (“Series M”), (collectively the “Portfolios”). The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

Shares of the Portfolios are offered to separate account clients of the investment advisor or certain of its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: The Portfolios value investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Financial futures contracts are traded on exchanges and are valued at their last sale price. Swap agreements are valued by quoted fair values received daily by the Portfolios’ pricing service. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolios and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Swaps - The Portfolios may enter into swap agreements, in which a Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolios are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

Interest rate swaps - Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Futures - The Portfolios may purchase or sell financial or index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, each Portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by each Portfolio as unrealized gains or losses. When the contract is closed, each Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•	Options - The Portfolios may purchase and write call and put options. When a Portfolio writes an option, an amount equal to the premium received by a Portfolio is reflected as an asset and an

ANNUAL REPORT	SEPTEMBER 30, 2008	29

Notes to Financial Statements (continued)

equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or each Portfolio enters into a closing transaction), each Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

Asset-Backed Securities and Mortgage Pass-Through Securities: The Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed mortgage pass-through certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Series S and Series M Portfolios invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults of assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Financing Transactions: The Portfolios may enter into financing transactions consisting of sales by a Portfolio of securities together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom each Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued basis, the Portfolios will hold liquid assets worth at least the equivalent of the amount due.

Multiple Class Pass-Through Securities: The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations and commercial mortgage backed securities. These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities.

Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal

30	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

Repurchase Agreements: The Portfolios may invest in U.S. government and agency securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The counterparty will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by each Portfolio’s custodian. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by each Portfolio may be delayed or limited.

Reverse Repurchase Agreements: The Portfolios may enter into reverse repurchase agreements with qualified third party brokers-dealers. At the time a Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. For the year ended September 30, 2008 average dollar amounts and average weighted interest rates for transactions in reverse repurchase agreements were as follows:

	Average Dollar Amount	Average Weighted Interest Rate
Series C	$77,614,634	3.46%
Series M	94,523	0.46%

TBA Purchase Commitments: The Portfolios may enter into To Be Announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of a Portfolios’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Investments.”

Trust Preferred: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Portfolio segregate assets in connection with certain investments (e.g., when-issued securities, reverse repurchase agreements, swaps or futures contracts), each Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. The Portfolios amortize all premiums and discounts on debt securities.

Cash: Cash includes amounts held in interest bearing and non-interest bearing accounts.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Effective March 31, 2008, the Portfolios implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to each Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on each Portfolio’s financial statements. The Portfolios file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns remains open for the years ended

ANNUAL REPORT	SEPTEMBER 30, 2008	31

Notes to Financial Statements (continued)

September 30, 2005 through September 30, 2007. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “FSP”), was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to each Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc. The Advisor does not receive direct compensation for its advisory services. The Advisor benefits from the Fund being an investment option in a wrap program for which affiliates of the Advisor receive fees. The Advisor is contractually obligated to pay expenses it incurs in providing advisory services to the Fund and will reimburse the Fund for all of its expenses, except extraordinary expenses and interest expense.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., an indirect wholly-owned subsidiary of PNC, acts as administrator for the Fund. For these services, PNCGIS receives administration and accounting services fees computed daily and payable monthly, at the following annual rates: (a) for accounting services, (i) $12,000 for each Portfolio’s first $250 million in average daily net assets, $12,000 for each Portfolio’s next $500 million in average daily net assets and 0.0025% for each Portfolio’s average daily net assets in excess of $750 million, and (ii) $200 per Portfolio per month, plus $0.65 per cusip per day; (b) for administration services, 0.005% of each Portfolio’s average daily net assets; and (c) out-of-pocket expenses.

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily assets of each Portfolio.

Prior to January 1, 2008, the fee was paid at the following annual rates: 0.01% of each Portfolio’s first $10 billion of total net assets and 0.0075% of each Portfolio’s total net assets over $10 billion; as well as out-of-pocket expenses and certain transaction charges.

Effective January 1, 2008, the fee is paid at the following annual rates: 0.005% of the first $400 million of average daily gross assets, 0.004% of the next $1.6 billion of average daily gross assets, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

Pursuant to the transfer agent agreement, PNCGIS serves as the transfer and dividend disbursing agent for the Fund. For its services, PNCGIS receives an annual fee of $15,000 per Portfolio, plus transaction fees, per account fees and disbursements.

As mentioned above, the Advisor will reimburse the Fund for all such administration, custodian and transfer agent services.

Pursuant to written agreements, certain affiliates provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2008, the Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

Series S	$1,621
Series C	205,524
Series M	205,539

Certain officers and/or trustees of the Fund are officers and/or trustees/directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

32	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

3. Investments:

For the year ended September 30, 2008, purchases and sales of securities, including paydowns, excluding short-term securities, were as follows:

	Purchases	Sales
Series S	$16,597,089	$15,117,272
Series C	198,643,943	175,426,246
Series M	770,148,383	799,193,712

For the year ended September 30, 2008, purchases and sales of U.S. government securities were as follows:

	Purchases	Sales
Series S	$10,899,384	$8,794,994
Series C	69,957,960	180,734,645
Series M	81,318,707	65,977,012

Written options transactions entered into during the year ended September 30, 2008 are summarized as follows:

	Series S
	Contracts	Premium
Balance at 9/30/07	(24)	$(2,327)
Written	(8)	(176)
Expired	32	2,503

Balance at 9/30/08	—	$—

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2008 and was subsequently renewed. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios pay a commitment fee of 0.06% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the year ended September 30, 2008.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2008 attributable to paydown gains/(losses) and reclassification of distributions were reclassified to the following accounts:

	Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Accumulated Net Realized Gain/(Loss)
Series S	$16,455	$(16,455)
Series M	220,422	(220,422)

The tax character of distributions during the years ended September 30, 2008 and September 30, 2007 were as follows:

Ordinary Income
Series S
9/30/08	$1,987,779
9/30/07	1,836,834
Series C
9/30/08	27,398,793
9/30/07	9,375,175
Series M
9/30/08	24,742,027
9/30/07	9,116,008

As of September 30, 2008, the tax components of accumulated losses were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforward	Undistributed Long-Term Capital Gains	Net Unrealized Losses*	Total Accumulated Losses
Series S	$74,200	$—	$118,925	$(632,844)	$(439,719)
Series C	—	(957,417)	—	(61,132,731)	(62,090,148)
Series M	2,807,645	—	2,404,334	(22,849,165)	(17,637,186)

*	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes and the realization for tax purposes of unrealized gains/(losses) on certain futures contracts.

As of September 30, 2008, Series C had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30,
	2014	2015	2016
Series C	$15,174	$118,497	$823,746

6. Capital Shares Transactions:

Transactions in shares for each year were as follows:

	Year Ended September 30,
Series S	2008	2007
Shares sold	3,415,519	3,027,765
Shares issued in reinvestment of dividends	3,154	191

Total issued	3,418,673	3,027,956
Shares redeemed	(1,725,130)	(1,625,935)

Net increase	1,693,543	1,402,021

ANNUAL REPORT	SEPTEMBER 30, 2008	33

Notes to Financial Statements (concluded)

	Year Ended September 30,
Series C	2008	2007
Shares sold	11,505,567	52,745,171
Shares issued in reinvestment of dividends	8,434	1,899

Total issued	11,514,001	52,747,070
Shares redeemed	(15,198,201)	(5,509,394)

Net increase (decrease)	(3,684,200)	47,237,676

Series M
Shares sold	10,776,955	53,202,695
Shares issued in reinvestment of dividends	7,355	1,954

Total issued	10,784,310	53,204,649
Shares redeemed	(15,967,742)	(4,475,410)

Net increase (decrease)	(5,183,432)	48,729,239

7. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close on or before December 31, 2008.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Advisor, replaced BlackRock Distributors, Inc. as the distributor of the Fund.

34	ANNUAL REPORT	SEPTEMBER 30, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Bond Allocation Target Shares:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Series S, Series C, and Series M Portfolios [three of the five portfolios constituting the BlackRock Bond Allocation Target Shares (the “Fund”), (collectively, “the Portfolios”)] as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for Series C for the year then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the statement of cash flows for Series C for the year then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2008

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Portfolios during the taxable period ended September 30, 2008:

Interest Related Dividends for Non-U.S. Residents

	Series S Portfolio		Series C Portfolio		Series M Portfolio
October 2007 - January 2008	93.49	%*	98.50	%*	86.43	%*
February 2008 - September 2008	89.77	%*	99.07	%*	96.33	%*

*	Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

ANNUAL REPORT	SEPTEMBER 30, 2008	35

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of Series C Portfolio, Series M Portfolio and Series S Portfolio (collectively, the “Portfolios”) of BlackRock Bond Allocation Target Shares (the “Fund”) met in April and June 2008 to consider the approval of the Fund’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Advisor” or “BlackRock”), the Fund’s investment advisor. For simplicity, the Portfolios and the Fund are referred to herein as the “Fund.”

Activities and Composition of the Board

The Board of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by Independent Trustees.

The Agreement

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates (the “Transaction”), the Fund entered into the Agreement with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Agreement’s initial two-year term, the Board is required to consider the continuation of the Fund’s Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund’s Agreement, including the services and support provided to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution, if applicable; (c) Fund operating expenses, if applicable; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Agreement

The Approval Process: At an in-person meeting held on April 10, 2008, the Board reviewed materials relating to its consideration of the Agreement. At an in-person meeting held on June 5-6, 2008, the Fund’s Board, including the Independent Trustees, unanimously approved the continuation of the Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009. In considering the approval of the Agreement, the Board received and discussed various materials provided to it in advance of the April 10, 2008 meeting. As a result of the discussions that occurred during the April 10, 2008 meeting, the Board requested and BlackRock provided additional information, as detailed below, in advance of the June 5-6, 2008 Board meeting. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

Prior to the April 10, 2008 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information on the profitability of the Agreement to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (b) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (c) a report on economies of scale; and (d) sales and redemption data regarding the Fund’s shares. At the April 10, 2008 meeting, the Board requested and subsequently received from BlackRock (i) a comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Fund profitability, Fund size and Fund fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each Trustee may have attributed different weights to the various items considered.

36	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement

A. Nature, Extent and Quality of the Services: The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of at least one relevant index or combination of indices. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Trustees, also reviewed and considered the performance history of the Fund. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Portfolios are non-diversified investments that are available solely to wrap-account clients or other separately managed accounts to complement their existing BlackRock fixed-income portfolios, and that Lipper, Inc. does not have a universe of comparable funds. There was discussion of the comparability of the Fund’s Peers. The Board considered BlackRock’s planned changes in its fixed-income organization.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the Fund: The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee arrangement. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, if applicable, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that are expected by the Board.

The Board noted that BlackRock Advisors does not charge the Portfolios an advisory fee, although investors in the Portfolios will pay a fee to BlackRock or their managed account program sponsor. The Board further noted that BlackRock has agreed to contractually cap the total annual operating expenses, excluding certain expenses, of the Portfolios, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down.

D. Economies of Scale: The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall

ANNUAL REPORT	SEPTEMBER 30, 2008	37

Disclosure of Investment Advisory Agreement (concluded)

operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found that the Fund’s management fee arrangement is appropriate in light of the scale of the Fund.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and trade execution practices throughout the year.

Conclusion

The Board approved the continuation of the Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and the Fund’s shareholders. In arriving at a decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the result of several years of review by the Trustees and predecessor Trustees, and discussions between the Trustees (and predecessor Trustees) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

38	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 1996	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	37 Funds 104 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	37 Funds 104 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	37 Funds 104 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2005	Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 Funds 104 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	37 Funds 104 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2001	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	37 Funds 104 Portfolios	UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	37 Funds 104 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	37 Funds 104 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

ANNUAL REPORT	SEPTEMBER 30, 2008	39

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President Elect, The American Law Institute, (non-profit), 2007; Formerly President, American Bar Association from 1995 to 1996.	37 Funds 104 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.	37 Funds 104 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming since 2006; Director, The American Museum of Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society from 1998 to 2005.	37 Funds 104 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	37 Funds 104 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

40	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Interested Trustees[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	184 Funds 295 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	37 Funds 104 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 295 Portfolios	None

1	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	SEPTEMBER 30, 2008	41

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, Inc.

New York, NY 10022

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

42	ANNUAL REPORT	SEPTEMBER 30, 2008

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Important Notice Regarding Delivery of Shareholder Documents

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

ANNUAL REPORT	SEPTEMBER 30, 2008	43

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com/funds, by calling (800) 441-7762 or on SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

44	ANNUAL REPORT	SEPTEMBER 30, 2008

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-9/08-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Bruce R. Bond (not reappointed to the Audit Committee, effective November 1, 2007)

Robert M. Hernandez

Dr. Matina Horner (term ended, effective November 1, 2007)

Toby Rosenblatt (term ended, effective November 1, 2007)

Fred G. Weiss (term began, effective November 1, 2007)

Richard R. West (term began, effective November 1, 2007)

David R. Wilmerding, Jr. (term ended, effective November 1, 2007)

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

Series C Portfolio	$31,900	$28,980	$0	$4,500	$6,100	$6,100	$1,049	$1,042
Series M Portfolio	$31,900	$28,980	$0	$4,500	$6,100	$6,100	$1,049	$1,042
Series S Portfolio	$31,900	$28,980	$0	$4,500	$6,100	$6,100	$1,049	$1,042

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the

Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2)  None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

Series C Portfolio	$294,649	$296,142
Series M Portfolio	$294,649	$296,142
Series S Portfolio	$294,649	$296,142

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Bond Allocation Target Shares

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Bond Allocation Target Shares

Date: November 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Bond Allocation Target Shares

Date: November 24, 2008

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Bond Allocation Target Shares

Date: November 24, 2008